SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2004

CONCENTRA OPERATING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 400—West Tower Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of the Registrant dated May 10, 2004

Item 9. Regulation FD Disclosure

On May 10, 2004 Concentra Operating Corporation issued a press release announcing that it has commenced a cash tender offer and consent solicitation for any and all of its $1,651,000 aggregate principal amount of outstanding 13% Series A Senior Subordinated Notes due 2009 (CUSIP No. 20589QAA7) and its $140,849,000 aggregate principal amount of outstanding 13% Series B Senior Subordinated Notes due 2009 (CUSIP No. 20589QAC3).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 9 (including the exhibits hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ Richard A. Parr II

Name: Title:	Richard A. Parr II Executive Vice President, General Counsel & Secretary

Date: May 10, 2004

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INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Press Release of the Registrant dated May 10, 2004